SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-KA
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                MAY 8, 2000

                          DIGITAL TECHNOLOGIES MEDIA GROUP, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                   0-9311               87-0269260
  (State or other         (Commission File Number)     IRS Employer
Jurisdiction                                          Identification
of incorporation)                                          Number)


           2660 TOWNSGATE ROAD, SUITE 310, WESTLAKE VILLAGE, CA 91361
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (805) 494-4766
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)































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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
                        Financial Information (Unaudited)

Information as to the Company's assets and liabilities as of the date of the Order Confirming Digital Technologies Media Group, Inc. Third Amended Chapter 11 Plan of Reorganization, was entered as presented below. The Company estimates that it will have 2,685,872 Units (comprised of one share of common stock and one series A common stock purchase Warrant) issued and reserved for issuance under the Plan as of May 31, 2000. The divisor for issuance among Interest Holders is 0.00918173603; no Interest Holder who held less than 110 shares of Digital Technologies Media Group, Inc. will receive a distribution under the Third Plan of Reorganization. In addition, Digital Technologies Media Group, Inc. issued 683,225 shares of common stock pursuant to its registration statement on Form S-8 dated November 22, 1996, which offering the Company has subsequently withdrawn; the Company has issued 6,273 Units under the Plan to Treasury, in case of future litigation related to the aforementioned S-8 offering withdrawal.

On or about August 30, 2000, during the normal course of auditing the Registrant's first Investee Company, DataNet Information Systems, Inc., the Registrants' management with the help of the Registrant's Independent Auditors, Grant Thornton LLP, discovered that Bernie Budney, the President of DataNet Information Systems, Inc. (Nevada), placed assets purchased by the Registrant via the "MOTION AND MOTION BY DEBTOR FOR AN ORDER AUTHORIZING:(1) OBTAINING OF CREDIT PURSUANT TO BANKRUPTCY CODE SECTIONS 364(b), (c) AND (f) THROUGH THE ISSUANCE OF DEBTOR'S NOTES; AND (2) THE PURCHASE OF DATANET INFORMATION SYSTEMS, INC." dated January 12, 2000, belonging to Millennium Information Systems, Inc., into Datanet Information Systems, Inc. an Alberta, Canada Corporation, in which the Registrant's Investee Company Datanet Information Systems, Inc., was only declared a 49% shareholder, in accordance with documents Mr. Budney delivered to Grant Thornton and reviewed by the Registrant. The Board of Directors of the Registrant did not authorize these actions, nor were they authorized by any actions of any Directors of DataNet Information Systems, Inc. Ultimately on October 18, 2000 Mr. Budney resigned from the Board of Directors of the Registrant, and thereafter was removed for cause from the positions of President and Chief Executive Officer of DataNet Information Systems, Inc. (Nevada) on November 28, 2000.

It has been further ascertained that Datanet Information Systems, Inc. (Alberta) was originally formed as Millennium Information Systems, Inc. on February 25, 1997, and Mr. Bernie Budney caused that corporation to change its name to Datanet Information Systems Inc. on January 5, 2000. None of the account income per the "MOTION AND MOTION BY DEBTOR FOR AN ORDER AUTHORIZING:(1) OBTAINING OF CREDIT PURSUANT TO BANKRUPTCY CODE SECTIONS 364(b), (c) AND (f) THROUGH THE ISSUANCE OF DEBTOR'S NOTES; AND (2) THE PURCHASE OF DATANET INFORMATION SYSTEMS, INC." dated January 12, 2000, belonging to Millennium Information Systems, Inc., was ever transferred to DataNet Information Systems, Inc. (Nevada) per the purchase agreement, and was always kept in the Alberta Corporation. The accompanying balance sheet adjusts the original by offsetting the Canadian Subsidiary to 49% equity ownership.







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
                       CENTRAL CAPITAL VENTURE CORPORATION
                       STATEMENT OF ASSETS AND LIABILITES
                  (UNAUDITIED SUBJECT TO ADJUSTMENT UPON AUDIT)
                                   MAY 8, 2000
     (US Dollar amounts in
              thousands)
                                 Central     DataNet     DataNet   Consolidation
                                 Capital   Information   Canadian       Total
                                 Venture  Systems, Inc. (49 % owned)
                                  Corp.        US
                    Assets------------------------------------------------------
            Current Assets
 Cash and cash equivalents      181,600      128,119        2,988       312,706
       Accounts Receivable                    32,026        1,617        33,643
Prepaid expenses and other          130                                     130
            current assets
       Receivable due from                                    854           854
                 Affiliate
         Undeposited Funds                     2,004                      2,004
                          ------------------------------------------------------
      Total Current Assets      181,730      162,149        5,459       349,338
       Property, plant and          643    2,011,279                  2,011,922
            equipment, net
     Investment in DataNet      100,100                                 100,100
     Investment in Datanet                    32,100                     32,100
             Canadian Sub.------------------------------------------------------
              Total Assets      282,473    2,205,528        5,459     2,493,459

           Liabilities and
      Shareholders' Equity
       Current Liabilities
          Accounts payable        7,785       28,327        5,092        41,204
     Due to Parent Company                   (16,725)      14,391        (2,334)
    Other accrued expenses                    (4,292)        (548)       (4,840)
                          ------------------------------------------------------
 Total current liabilities        7,785        7,310       18,935        34,030
            Long-term Debt
First Corp Operating Lease                   496,000                    496,000
 Promissory Note #1-Bernie                    95,000                     95,000
                    Budney
 Promissory Note #2-Bernie                   104,000                    104,000
                    Budney------------------------------------------------------
      Total Long Term Note                   695,000                    695,000
                   Payable------------------------------------------------------
         Total Liabilities        7,785      702,310       18,935       729,030

      Shareholders' Equity
Digital Technologies Media                   100,000                    100,000
                     Group
           Paid in Capital                 1,296,050                  1,296,050
             Capital stock    1,614,291                         .     1,614,291
               Preferred A          100                                     100
         Retained Earnings   (1,228,074)      19,797           33    (1,208,244)
                Net Income     (111,629)      87,371      (13,509)      (37,767)
                          ------------------------------------------------------
Total Shareholders' Equity      274,688    1,503,218      (13,476)    1,764,430
     Total Liabilities and      282,473    2,205,528        5,459     2,493,460
      Shareholders' Equity
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

          Footing assets -            0           (0)          (0)           (0)
               liabilities




                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Digital Technologies Media Group, Inc.
                                           (Registrant)

                              By: /s/ Ely Jay Mandell
                              ---------------------------------
                                  Ely Jay Mandell
                                  President & CEO































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